UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026 (December 30, 2025)
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Skyward Specialty Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41591 (Commission File Number)	14-1957288 (I.R.S. Employer Identification Number)
800 Gessner Road, Suite 600 Houston, Texas		77024-4284
(Address of principal executive offices)		(Zip Code)
(713) 935-4800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SKWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 6, 2026, Skyward Specialty Insurance Group, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its previously announced acquisition of Apollo Group Holdings Limited (“Apollo”) on January 1, 2026. The acquisition was consummated pursuant to the terms of the share purchase agreements entered into with 100% of the Apollo shareholders.
This Amendment No. 1 to Current Report on Form 8-K amends the Original Report to include the pro forma and Apollo historical financial information required under Items 9.01(b) and excluded from the Original Report in reliance on Item 9.01.
Item 9.01    Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired.
The audited consolidated financial statements of Apollo for the years ended December 31, 2025 and 2024, prepared in accordance with accounting principles, standards and practices generally accepted in the United Kingdom, together with a qualitative reconciliation to U.S. GAAP, and the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated herein by reference.
(b)    Pro Forma Financial Information.
The unaudited pro forma combined financial information of the Company include the unaudited pro forma combined balance sheet as of December 31, 2025 and the unaudited pro forma combined statement of operations for the year ended December 31, 2025 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.
(d)    Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits
23.1	Consent of Deloitte LLP, Auditors.
99.1	Audited financial statements of Apollo Group Holdings Limited as of and for the years ended December 31, 2025 and 2024.
99.2	Unaudited pro forma combined financial information of the Company for the year ended December 31, 2025 and 2024.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWARD SPECIALTY INSURANCE GROUP, INC.

Date:	March 17, 2026	/s/ Mark Haushill
Mark Haushill
Chief Financial Officer